AMENDMENT 1 TO
                                 --------------

                                   SCHEDULE 1
                                   ----------
                         CONTRACTS SUBJECT TO AGREEMENT

------------------------------------- ----------------------------------- -----------------------------------

      CONTRACT MARKETING NAME                 CONTRACT FORM NOS.                 SEC REGISTRATION NO.
------------------------------------- ----------------------------------- -----------------------------------
  AdvisorDesigns Variable Annuity                  FSB 216                            333-89236
                                                  FSB 216 U                           811-21104
------------------------------------- ----------------------------------- -----------------------------------
  AdvanceDesigns Variable Annuity                  FSB 234
                                                  FSB 234 U
------------------------------------- ----------------------------------- -----------------------------------
   SecureDesigns Variable Annuity                  FSB 236
                                                  FSB 236 U
------------------------------------- ----------------------------------- -----------------------------------